Updated September 2014 with financial data through June 30, 2014 Company Presentation

2 Safe Harbor Statement The information contained herein is current only as of the date hereof; however, unless otherwise indicated, financial information contained herein is as of June 30, 2014. The business, prospects, financial condition or performance of FairPoint Communications, Inc. (“FairPoint”) and its subsidiaries described herein may have changed since that date. FairPoint does not intend to update or otherwise revise the information contained herein. FairPoint makes no representation or warranty, express or implied, as to the completeness of the information contained herein. Market data used throughout this presentation is based on surveys and studies conducted by third parties, as well as industry and general publications. FairPoint has no obligation (express or implied) to update any or all of the information or to advise you of any changes; nor does FairPoint make any express or implied warranties or representations as to the completeness or accuracy nor does it accept responsibility for errors. Some statements herein are known as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained herein that are not historical facts. When used herein, the words “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions are generally intended to identify forward-looking statements. Because these forward-looking statements involve known and unknown risks and uncertainties, there are important factors that could cause actual results, events or developments to differ materially from those expressed or implied by these forward-looking statements, including our plans, objectives, expectations and intentions and other factors. You should not place undue reliance on such forward-looking statements, which are based on the information currently available to us and speak only as of the date hereof. FairPoint does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Throughout this presentation, reference is made to Adjusted EBITDA and Unlevered Free Cash Flow and adjustments to GAAP and non-GAAP measures to exclude the effect of special items. Management believes that Adjusted EBITDA provides a useful measure of operational and financial performance and removes variability related to pension contributions and payments for other post-employment benefits and that Unlevered Free Cash Flow may be useful to investors in assessing the Company’s ability to generate cash and meet its debt service requirements. The maintenance covenants contained in the Company’s credit facility are based on Adjusted EBITDA. In addition, management believes that the adjustments to GAAP and non-GAAP measures to exclude the effect of special items may be useful to investors in understanding period-to-period operating performance and in identifying historical and prospective trends. We provide guidance as to certain financial information herein, which consists of forward-looking statements. Our guidance is not prepared with a view toward compliance with the published guidelines of the American Institute of Certified Public Accountants, and neither our independent registered public accounting firm nor any other independent expert or outside party compiles or examines the guidance and, accordingly, no such person expresses any opinion or any other form of assurance with respect thereto. Guidance is based upon a number of assumptions and estimates that, while presented with numerical specificity, are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control and are based upon specific assumptions with respect to future business decisions, some of which will change. We generally state possible outcomes as high and low ranges which are intended to provide a sensitivity analysis as variables are changed but are not intended to represent our actual results which could fall outside of the suggested ranges. The principal reason that we release this data is to provide a basis for our management to discuss our business outlook with analysts and investors. Notwithstanding this, we do not accept any responsibility for any projections or reports published by any such outside analysts or investors. Guidance is necessarily speculative in nature, and it can be expected that some or all of the assumptions or the guidance furnished by us will not materialize or will vary significantly from actual results. Accordingly, our guidance is only an estimate of what management believes is realizable as of the date hereof. Actual results may vary from the guidance and the variations may be material. Investors should also recognize that the reliability of any forecasted financial data diminishes the farther in the future that the data is forecast. In light of the foregoing, investors are urged to put the guidance in context and not to place undue reliance on it. Any inability to successfully implement our operating strategy or the occurrence of any of the events or circumstances discussed therein could result in the actual operating results being different than the guidance, and such differences may be material.

3 Access Line Equivalents Company Snapshot • $925.5 million LTM Revenue (through 2Q14) and 3,160 employees • Operates in 17 states with approximately 1.2M access line equivalents(1) ̶ 80% former Verizon wireline business in Maine, New Hampshire and Vermont (“NNE”) ̶ 20% pre-merger FairPoint in rural communities in 17 states, including ME, NH and VT (“Telecom Group”) • NNE: ̶ Incumbent wireline provider with extensive “enterprise class” network and scale in three contiguous states ̶ 16,000+ fiber route mile network offering IP/Ethernet services to attract sustainable revenues ̶ Significant organic growth opportunity, especially in business market ̶ ~90% broadband availability; 35.8% penetration(2) • Telecom Group: ̶ Consistent, substantial cash flow generation ̶ Local presence and workforce; less competition ̶ ~90% broadband availability; 55.7% penetration(2) ̶ Closed sale of Idaho property for 6x EBITDA in 1Q13 (1) Switched access lines plus broadband subscribers as of June 30, 2014 (2) Broadband subscribers as a percentage of switched access lines (3) Approximately 20% of Telecom Group is located in ME, NH and VT Service Territory as of June 30, 2014 NNE Telecom Group(3) Total Switched access lines: Residential 396,060 106,699 502,759 Business 245,359 44,160 289,519 Wholesale 55,569 NM 55,569 Total switched access lines 696,988 150,859 847,847 Broadband Subscribers 249,403 84,018 333,421 Total access line equivalents 946,391 234,877 1,181,268 Broadband Penetration 35.8% 55.7% 39.3%

4 Albany Boston Northern New England Network 350 Central Offices 16,000+ Fiber Route Miles Network • 400G DWDM ROADM • 10G/1G EPS aggregation rings to all 350 offices • IP/MPLS core with terabit routing capacity and NGN design Network extensions • 1 Summer St, Boston MA (on-net) • 80 State St, Albany NY (on-net) • 60 Hudson St, NYC NY (leased 10G waves) Network Operations Center • 24/7/365 network operations and data services center Data Center Capabilities • On-net enterprise data services facility in New Hampshire • Bundled product with CES Over $700 million invested in infrastructure and technology since 2008 VT 92% ME 87% NH 95% Broadband Coverage New York Enterprise Class fiber network designed to meet growing demand of business customers

5 Summary Financial Results (1) Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Net Income (Loss) to Adjusted EBITDA, see our second quarter 2014 earnings release furnished August 4, 2014 on Form 8-K (2) Unlevered Free Cash Flow means Adjusted EBITDA minus the sum of pension contributions, OPEB payments and capital expenditures. Unlevered Free Cash Flow is a non-GAAP financial measure. For a reconciliation of Net Income (Loss) to Unlevered Free Cash Flow, see our second quarter 2014 earnings release furnished August 4, 2014 on Form 8-K Second Quarter 2014 Results Second Quarter • Revenue of $225.6M • Adjusted EBITDA(1) of $64.2M • Unlevered Free Cash Flow(2) of $21.4M • Reported positive momentum in growth-oriented business ̶ Ethernet services contributed approximately $20.9M of revenue in Q2 2014 as compared to $15.5M a year ago, an increase of 34.8% YoY ̶ Ethernet revenue was 9.3% of total revenue in Q2 2014 compared to 6.6% of total revenue in Q2 2013 ̶ Data and Internet services revenue grew 10.1% YoY ̶ Broadband subscribers grew 0.2% and total Ethernet circuits grew by 58.3% YoY

6 Executing on our Strategy Changed Regulatory Environment 2012 Focus “De-reg” through Legislation in ME & NH and IRP in VT 4 Execute HR Strategy 2014 Negotiation Focus on Training And Customer Service Enhanced competencies in labor relations and learning & development 2014 Priorities • Maintain revenue transformation momentum • Exceed customer expectations and improve retention • Best in class complex project management • New England Telehealth Consortium – over 275 healthcare facilities connected on fiber network • Maine Next Generation 911 system – delivered new capabilities and connected 26 public service answering points • Over 1,300 Fiber-to-the-tower connections as of 4Q13 with contracts for an additional 450+ in 2014 • Leverage new product pipeline to continue to deliver meaningfully relevant products and services Improved Operations 2011 Focus Improved Service Quality Transform and Stabilize Revenue 2013 Focus Mitigating Year-Over-Year Declines in Revenue

7 Recipe for Revenue Stabilization Focus: Transform, stabilize revenue Approach: Convert revenue mix toward Ethernet, Fiber and business services Objective: Revenue Stability turns to Revenue Growth Field Sales • Consistent monthly sales bookings • Sales force of 65 to 70 Reps • Focus on Fiber and Ethernet based services • Hosted VoIP, FTTT, NG911 and NETC • New product pipeline Rate Increases Retention • Selective increases offset revenue loss from residential line churn • Several selective increases over the year • Balance rate increase with retention • Offsets revenue impact of line churn by $1 to $2 million in first full quarter post-implementation • Extend customer lives • Renew expiring contracts • Retain customers after promotions end • Promotions designed to prolong customer life: “Stay and Save” Selective Rate Increases Retention and Save Programs Consistent Monthly Sales Bookings

8 Enhanced Data Products • Moving customers to higher speeds to protect base and increase ARPU • 32% increase of customers with 7Mb or more since beginning of 2013 • 1.3M qualified and available loops at 7Mb, 15Mb and 30Mb • Competitive speed • Ample room for growth • Improving credit quality of customer base Broadband Opportunity Next-Generation Ethernet & IP Products • Key growth products include: ̶ Retail and Wholesale Ethernet (FTTT, E-DIA, E-LAN) ̶ Broadband (DSL and FTTP) ̶ Managed services (Hosted VoIP) • Ethernet products increasingly important as the Company drives expansion into the business market ̶ Ethernet revenue has grown 34.8% YoY and was 9.3% of total revenue in 2Q14 • IP and Ethernet products will be critical as the product mix shifts away from local voice, ATM, frame relay and switched access • Opening of Laconia data center creates additional opportunities Opportunity for 7Mb+ Data Products Max Speed Current Subs Total Qualified Loops % Penetration <=1.5Mb 0.1M 0.3M 20% 3Mb 0.1M 0.5M 20% 7Mb 0.1M 0.5M 10% 15Mb 0.0M 0.7M 2% 30Mb 0.0M 0.1M 8% Total 0.3M 2.1M 11% Rapid Ethernet Adoption 48% (1) (Ethernet circuits) (2) (1) CAGR of Ethernet circuit counts (2) Includes FTTT customers

9 Complex Program Management New England TeleHealth Consortium Maine Schools and Libraries Fiber to the Tower • 470+ locations across the state of Maine • Ethernet Virtual Private Line • Off-net site coordination with access management team • 1,300+ FTTT connections • Ethernet Virtual Private Line on fiber network • All major wireless carriers • Have met all on-time delivery SLA’s to date • 275+ locations across ME, NH and VT Ethernet Virtual Private Line • Mix of fiber and copper delivered solutions • Stringent tracking of all order/circuit information with regularly scheduled customer meetings/reports NG911 • Conversion of Maine E911 system from TDM to IP • 26 PSAPs • Maine is the 1st completely IP based NG911 system in the nation Partner with Customer Effective Communication Own Project Success • Dedicated team of project managers • Highly experienced customer facing team with a proven track record of success • Disciplined and standardized 10 step project implementation approach

10 Revenue: Stabilize, Transform and Grow • Growth revenues are comprised of products such as: • Retail and Wholesale Ethernet • Hosted Voice • Broadband and FTTT • Convertible revenues are moving from older technologies like: • Centrex • ATM • Frame Relay • Legacy revenues are in managed decline and comprised of: • Residential voice • Switched access 2Q 2014(2) 5-Year Outlook • Sales and marketing efforts focused on driving acceleration of Growth products including the evaluation of new products and services • Proactive re-terming and up-selling designed to reduce revenue churn as Convertible customers switch from TDM to IP/Ethernet • Retention efforts and rate increases structured to slow churn in Legacy category Transforming Revenue while Mitigating Year-over-year Declines (1) 1Q11 revenue of $254.8 million (2) 2Q14 revenue of $225.6 million Growth = +13% to +17% CAGR Legacy = -2% to -6% CAGR Convertible = -10% to -14% CAGR 1Q 2011(1) by Strategic Category Projected Growth Rate Growth 13% Convertible 37% Legacy 44% Other 6% Growth = +18% CAGR Legacy = -7% CAGR Convertible = -9% CAGR Historic Growth Rate Growth 44% Convertible 16% Legacy 33% Other 7%

11 Circuits & Network 24% Facilities and Fleet 7% Contracted Services 6% Employee Expenses 50% Operating Taxes & Other 8% Marketing 5% 3,261 3,260 2,999 2,860 2,787 2,816 2,809 2,784 2,752 2,698 2,631 2,629 2,637 2,629 747 749 691 681 667 594 589 585 569 557 551 542 529 531 2,000 3,000 4,000 Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1 14 Q214 NNE Telecom (No. of Employees) (2) Execute HR Strategy • FairPoint continues to align its human resource assets with the changing telecom landscape • 21% workforce reduction in last 3 years • 3,160 employees as of March 31, 2014 ̶ 1,156 non-represented ̶ 1,993 union (approximately 1,760 in NNE covered by final proposals implemented on August 28, 2014) • FairPoint has increased productivity and maintained service quality ̶ Demonstrated improvement in key service-quality metrics despite headcount reduction ̶ Increased productivity on a per-employee basis over time Headcount Rationalization 21%(3) $700M Cost Structure (1) (1) FY 2013 adjusted for items added back to compute Adjusted EBITDA (2) NNE = Yellow, Telecom Group = Blue (3) Decrease represents total change in workforce since 1Q11 Company Implemented Final Proposals on August 28, 2014 Implemented offer includes: • No change to the current wage rates for current employees • Substantially the same benefit plans, including medical, as are available to management employees • A freeze of the existing defined benefit pension plan, while preserving employees’ current accrued benefits • Elimination of retiree medical for current employees

12

13 Financial Overview

14 Recent Financial Trends (1) Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Net Income (Loss) to Adjusted EBITDA, see the Company’s second quarter 2014 earnings release furnished August 4, 2014 on Form 8-K (2) Unlevered Free Cash Flow means Adjusted EBITDA minus the sum of pension contributions, OPEB payments and capital expenditures. Unlevered Free Cash Flow is a non-GAAP financial measure. For a reconciliation of Net Income (Loss) to Unlevered Free Cash Flow, see our second quarter 2014 earnings release furnished August 4, 2014 on Form 8-K (3) Sale of Idaho operations on Jan. 31, 2013 resulted in approximately $0.6M of sequential revenue decline from 1Q13 to 2Q13 (4) Guidance provided August 4, 2014 ($ in M) 2Q13 3Q13 4Q13 1Q14 2013 2Q14 2014 Guidance Revenue $234.5 $236.0 $233.4 $230.6 939.4$ $225.6 Adjusted EBITDA(1) $66.4 $67.5 $67.2 $64.2 265.0$ $64.2 margin 28.3% 28.6% 28.8% 27.8% 28.2% 28.5% Capital expenditures $27.4 $33.8 $37.2 $28.1 128.3$ $34.9 Approx. $120 % of revenue 11.7% 14.3% 15.9% 12.2% 13.7% 15.5% Cash Pension & OPEB $4.3 $9.3 $8.9 $8.0 $23.4 $8.0 Approx. $35 Unlevered Free Cash Flow(2) $34.7 $24.4 $21.1 $28.1 113.3$ $21.4 $100 - $110 Cash on hand $27.0 $24.7 $42.7 $31.7 42.7$ $31.9 Debt, gross $938.4 $936.8 $935.2 $933.6 935.2$ $932.0 Approx. $260 Financial Highlights (3) (4)

15 Revenue: Stabilize, Transform and Grow by Customer Segment (1) by Product Type (1)(2) Maintaining revenue transformation momentum (1) 2Q14 revenue of $225.6 million (2) Access includes switched access and special access, which includes wholesale Ethernet services like fiber-to-the-tower (2) Voice 42% Access 33% Data & Internet 20% Other 5% Residential 31% Business 21% Wholesale 24% Other 4% Telecom Group 20%

16 Disciplined approach to Cap Ex $198 $176 $145 $128 ~$120 18.5% 17.1% 14.9% 13.7% 5.0% 7.0% 9.0% 11.0% 13.0% 15.0% 17.0% 19.0% $100 $120 $140 $160 $180 $200 $220 $240 2010 2011 2012 2013 2014 Guidance (Capital expenditures by year and as a % of revenue ($ in M)) Cap Ex Trend and Allocation Regular PUC Mandate FTTT Optimal Level Success-based Network Growth Non-revenue generating • Cap Ex managed through regular review of priorities and initiatives • Cap Ex trending toward optimal level • Success-based includes spending directly attributable to sales • Network growth includes fiber expansion, broadband build-out and speed upgrades • Non-revenue generating includes IT, plant maintenance and cost saving projects Optimizing Cap Ex Levels

17 Pension & OPEB Sensitivity (1) Pension & OPEB GAAP Liability • Pension & OPEB liabilities arise primarily from Northern New England union contracts ̶ GAAP liabilities represent status quo into perpetuity and reflect continuation of past practices • 2014 Pension contribution of $28 to $30 million and OPEB payments of approximately $6 million targeted • Pension and OPEB liabilities are highly sensitive to changes in the discount rate and healthcare cost trend assumptions • 21% reduction in headcount since 2011 (2) (1) Based upon liability at June 30, 2014 (2) Resulted in over $85 million in lump sum distributions since 2011 Labor negotiations in 2014 provide opportunity to address Pension & OPEB Pension and OPEB Considerations Pension & OPEB GAAP Liability ($ in millions) 2012 2013 2Q14 Pension Plan assets $166.3 $175.2 $193.3 Projected benefit obligation $369.8 $328.8 $341.1 Key assumptions: Discount Rate 4.08% 4.92% 4.93% OPEB Pla assets $0.0 $0.0 $0.0 Projected benefit obligation $621.4 $590.4 $615.5 Key assumptions: Discount Rate 4.20% 4.98% 4.98% Healthcare cost trend (<65 years) 8.40% 8.10% 7.90% Healthcare cost trend (>65 years) 8.40% 8.10% 7.90%($ in millions) Pension OPEB Impact o liability given 1% change in the discount rate assumption ~20% ~20% Impact on liability given 1% increase in healthcare cost trend assumption N/A $145.3 Impact on liability given 1% decrease in healthcare cost trend assumption N/A ($111.2)

18 • Focused on revenue & product transformation ̶ “Enterprise Class” network with 16K fiber route miles in 3 contiguous states ̶ Continually developing network to meet growing and rapidly evolving needs of enterprise and wholesale customers ̶ Enhanced sales organization with positive momentum • Significant growth opportunities in NNE Business Market Disciplined Investment for Growth Strengthen Balance Sheet • Deleveraging ̶ Reduced debt from $1B to $932.0M in 3 ¼ years ̶ Successful refinancing in 1Q13 ̶ Mandatory debt principal payments of $6.4M per year ̶ 50% excess cash flow sweep ̶ Continued investment discipline ̶ Sustainable, growing free cash flow • Opportunity to monetize non-core assets at attractive valuations ̶ Sale of Idaho operations for 6x EBITDA • Focus on cost savings • Manage pension liability through prudent cash contributions Strengthening Financial Profile

19 Operating Footprint